UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2023

Date of reporting period:  August 31, 2022

Item 1. Reports to Stockholders.

(a)

Pzena Funds
Semi-Annual Report
AUGUST 31, 2022

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

PZENA INTERNATIONAL VALUE FUND
Investor Class PZVNX
Institutional Class PZINX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1
Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	4
Pzena Small Cap Value Fund	6
Pzena International Small Cap Value Fund	8
Pzena International Value Fund	10
Pzena Mid Cap Value Fund
Portfolio Allocation	12
Schedule of Investments	13
Pzena Emerging Markets Value Fund
Portfolio Allocation	14
Schedule of Investments	15
Portfolio Diversification	17
Pzena Small Cap Value Fund
Portfolio Allocation	18
Schedule of Investments	19
Pzena International Small Cap Value Fund
Portfolio Allocation	21
Schedule of Investments	22
Portfolio Diversification	24
Pzena International Value Fund
Portfolio Allocation	25
Schedule of Investments	26
Portfolio Diversification	28
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	34
Pzena Emerging Markets Value Fund	35
Pzena Small Cap Value Fund	36
Pzena International Small Cap Value Fund	37
Pzena International Value Fund	38
Financial Highlights
Pzena Mid Cap Value Fund	39
Pzena Emerging Markets Value Fund	41
Pzena Small Cap Value Fund	43
Pzena International Small Cap Value Fund	45
Pzena International Value Fund	47
Notes to Financial Statements	49
Expense Example	60
Notice to Shareholders	62
Privacy Notice	63

Dear Shareholder:

Global markets whipsawed early in the period, vacillating between positive and negative developments on the war in Ukraine, as investors grappled with the economic implications of Western sanctions on Russia. Overall weakness persisted throughout early 2022, driven by continued concerns over Chinese regulation – particularly, the potential delisting of depository receipts – exacerbated by the war in Europe.

With both energy and food costs spiking, inflation and macroeconomic weakness heightened fears of a potentially painful global recession. At the same time, central banks – the Fed in particular – started to project a hawkish tone, and interest rates rose accordingly, pressuring equity valuations. Value started to outperform growth around this time, as the eventuality of material policy rate increases and consequentially, higher global yields, impacted longer duration growth stocks the most. Rising input costs also had a more pronounced effect on domestic small caps, which underperformed their large cap peers.

The oversold Chinese market rebounded in the second quarter on the lifting of COVID restrictions and the central bank’s looser monetary policies vis-à-vis other global economies; but the strength didn’t last long, as COVID and related lockdown concerns resurfaced in July, sending Chinese stocks lower. European companies displayed impressive earnings resiliency, but markets headed lower in August after the unexpected announcement of required maintenance on the Nord Stream 1 pipeline highlighted the energy supply risk for the continent. Persistent inflation within the Eurozone, driven by surging energy prices, dented consumer confidence and raised anticipation of further rate hikes by the European Central Bank.

Overall, the full period can be characterized by a relatively stagnant Chinese economy, due predominantly to the government’s zero-COVID policy, in combination with Russia’s war in Ukraine – both of which contributed to the material rise in global inflation. The result thus far has been weaker GDP growth, higher global interest rates, and sinking EM currencies, which negatively impacted global value stocks, but took a much greater toll on the growth cohort over the trailing six months. As such, our Funds (other than International Value), while not immune to the systemic pressures impacting risk assets around the globe, mostly outperformed broad, style-neutral indices over the full period.

The global economy may very well enter a downturn (or already be in one), but investors’ appraisal of value stocks implies that a damaging recession is a foregone conclusion at this point. As disciplined value investors, we see the sell-off this year as an opportunity to buy great companies that have been indiscriminately sold off along with the rest of the market. Furthermore, in the event of a recession, we believe our portfolio companies are well-positioned to weather the storm from a balance sheet standpoint, and may even take market share in a downturn.

Please take a few minutes to read the Fund commentaries on the following pages, where our portfolio management teams review investment decisions and current positioning, providing insight into recent performance.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

Pzena Mid Cap Value Fund
Commentary
August 2022

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2022.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	-10.73%	-10.24%	-5.16%	14.52%	7.55%	7.52%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	-10.61%	-10.05%	-4.82%	14.94%	7.92%	7.87%
Russell Midcap® Value Index	-6.29%	-7.44%	-7.80%	9.55%	7.49%	7.72%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVMX Expense Ratio – Gross: 1.32%
PZVMX Expense Ratio – Net: 1.25%*

PZIMX Expense Ratio – Gross: 0.97%
PZIMX Expense Ratio – Net: 0.90%*

Expense ratios as presented in prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Stocks struggled to gain ground early in 2022, as bourses came under heavy selling pressure as Russia-Ukraine tensions ratcheted up, culminating in a full-scale Russian invasion and the resultant market selloff, as investors weighed the economic implications. Markets whipsawed for most of March, amid positive and negative developments on the war, as investors grappled with the prospect of a European recession and potential contagion precipitated by surging inflation. Domestic stocks continued their stop-start trek in the following months, as the Federal Reserve reacted to the continued rise in prices by tightening money supply. Investors wavered between fear of the absolute level of inflation and the sentiment that perhaps peak inflation had come and gone.

Ultimately, markets fell nearly double digits in the 6-month period ended August 31, 2022. The decline was broad-based across styles and market caps, with most industries succumbing to multiple contraction. The Russell Midcap Value Index fell -7.44%, as value stocks registered relative outperformance over growth. Amid this backdrop, the Pzena Mid Cap Value Fund underperformed the index.

The economically sensitive financials, consumer discretionary and industrials sectors all detracted from performance.

Window and door manufacturer JELD-WEN, dialysis products and services provider Fresenius Medical Care, and regional bank Fifth Third Bancorp were the largest detractors from the Fund’s performance.

JELD-WEN fell after the CEO tendered his resignation to the Board of Directors. Additionally, concerns around declining new housing starts and cost inflation impacted share prices. We continue to believe JELD-WEN can maintain strong pricing and increase profitability in the housing market with their strong position in consolidated markets once they get past manufacturing bottlenecks.

Shares of Fresenius Medical Care (FMC) were down after the company preannounced weaker 2Q earnings and materially cut its FY22 guidance. FMC’s management cited increased labor costs and shortages, which negatively impacted both the top and bottom lines, while higher supply chain and materials costs eroded margins. We view these headwinds as manageable longer term, and we believe FMC shares remain cheap based on our normal earnings estimate.

Fifth Third Bancorp reported decent results during the period. However, much like the wider banking industry, fear of recession weighed the stock down despite rising interest rates. Also, company management paused share buybacks in order to raise the bank’s capital ratio by the end of the year, and instead favored it’s continued focus on paying a strong dividend.

The Fund’s exposure to energy, consumer staples and utilities was the source of some positive offset.

On an individual name basis, pharmaceutical distributor McKesson, oil servicer Baker Hughes, and Canadian oil sands producer Cenovus Energy were the top contributors.

Pzena Mid Cap Value Fund
Commentary (Continued)
August 2022

McKesson was a standout performer as investors preferred defensive names including ones in the health care sector amid growing concerns over slower earnings growth and a potential recession during the 6-month period. The company has been able to manage inflationary pressures within the business and pass-through rising fuel costs to customers. Furthermore, the stock moved higher in April on news that it completed the divestiture of its UK business, as the business had been seen as a drag on earnings. In addition, management raised full year guidance in August, driven by the extension of their vaccine distribution contracts with the U.S. government.

Oil servicer Baker Hughes was a top contributor largely due to the March rally, which was precipitated by surging crude prices – with Brent crude futures nearly reaching $140 per barrel after the U.S. announced it was considering banning Russian oil imports. The oil servicers cohort in general benefited from its material valuation discount versus the broad market, as well as the energy producers, which underperformed the service companies during March. Though Baker Hughes ended the period down double digits, we had taken advantage of the stock’s strength in March and significantly trimmed our position.

Integrated oil company Cenovus benefitted from persistently higher crude prices (which were initially supported by a tight supply-demand dynamic, and later skyrocketed on the Russian invasion of Ukraine). Energy companies had long featured among our cheapest names. Investors have been wary of their prospects in a de-carbonizing world, and with oil prices relatively weak until recently, the industry was reluctant to invest in new oil and gas production. This created supply shortages that have driven the post-COVID-19 recovery in oil and gas prices. Ultimately, we fully exited the position by June as the company’s share price surged.

During the 6-month period we initiated one new position, in Axalta Coating Systems. Axalta is a leading supplier of coating products that operates in three main businesses – Refinish, for auto collision and repair, Mobility, for new vehicles, and Industrial, for a broad range of specialty coatings used across several end markets. The Refinish business dominates in the premium segment, with services and products that drive customer efficiency. There are opportunities to expand in the economy segment as well as in emerging markets. The market is concerned about near-term earnings pain from reduced traffic (and, consequentially, accidents) due to COVID restrictions, lower new car volumes stemming from the chip shortage, and elevated raw material prices. We expect these headwinds to abate over time, and for growth to reaccelerate at this high-return industrial franchise.

The only disposal during the period was Cenovus and the most significant trim was that of Baker Hughes, both as a result of the aforementioned strength in crude prices which boosted energy names earlier in the year.

Despite the economic uncertainty gripping the market, the portfolio remains positioned in economically sensitive and cyclical names that we believe carry attractive valuations. Although recent pullbacks in a number of holdings have erased some previous gains, we believe the current valuations are compelling for long-term investors, even factoring in a U.S. recession.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.

An index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
August 2022

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2022.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	-6.25%	-8.11%	-13.31%	6.47%	1.47%	2.27%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	-6.22%	-8.00%	-13.03%	6.81%	1.81%	2.58%
MSCI Emerging Markets Index	-6.49%	-13.30%	-21.80%	2.74%	0.59%	2.47%
MSCI Emerging Markets Value Index	-7.06%	-12.49%	-17.49%	1.74%	-0.38%	0.98%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVEX Expense Ratio – Gross: 1.50%
PZVEX Expense Ratio – Net: 1.43%*

PZIEX Expense Ratio – Gross: 1.15%
PZIEX Expense Ratio – Net: 1.08%*

Expense ratios as presented in prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Emerging markets (“EM”) endured a challenging start to 2022, driven by concerns over Chinese regulation – particularly, the potential delisting of depository receipts – exacerbated by Russia’s invasion of Ukraine in late February. As a result of the war, the market values of Russian stocks traded overseas were effectively wiped out, while Hungarian and Chinese stocks also came under pressure. With both energy and food costs spiking on continued Russian aggression in Ukraine (and consequential sanctions on Russia – both government-imposed and private sector self-sanctioning by Western companies), runaway inflation and macroeconomic weakness heightened fears of a potentially painful global recession.

Overall, the prior 6-month period can be characterized by a relatively volatile Chinese economy, in combination with Russia’s war in Ukraine – both of which contributed to the material rise in global inflation. The result thus far has been weaker GDP growth, higher global interest rates, and lower EM currencies, which negatively impacted EM stocks. Macroeconomic weakness heightened fears of a potentially painful global recession. In this environment, value stocks managed to outperform their growth peers, albeit only slightly.

The MSCI Emerging Markets Index fell -13.3% during the period. The index’s information technology, materials, real estate and communication services constituents were particularly weak in the past six months. Utilities was the sole sector to rise within the index during the period, driven by investors’ desire for exposure to defensive stocks amid the continued war in Ukraine and economic uncertainty.

Amid this backdrop, the Pzena Emerging Markets Value Fund fell, but outperformed the MSCI Emerging Markets Index significantly.

On a relative basis, the largest contributing sectors included information technology, communication services, and utilities. Energy was the most notable sector to detract on a relative basis, specifically our holding in Russian oil major Lukoil. Health care was the only other sector to detract from relative performance. By country, positioning in Taiwan, Brazil, and China were the largest relative contributors, while India, Hungary, and Saudi Arabia (no exposure) detracted the most.

On an absolute basis, holdings in utilities and communication services drove portfolio returns. The largest detracting positions were from the information technology, financials, and materials sectors. On a country basis, holdings from Brazil, Indonesia, and Czech Republic led the portfolio’s gainers whereas holdings in Korea and Taiwan detracted the most.

On an absolute basis, CEMIG (Brazilian utility), Baidu (Chinese internet player), and Shriram Transport Finance Company (Indian vehicle financing company) were the strongest individual performers.

Pzena Emerging Markets Value Fund
Commentary (Continued)
August 2022

Companhia Energetica de Minas Gerais (CEMIG), a Brazilian utility, rose after management demonstrated good operational performance amid an improving Brazilian macro backdrop.

Baidu’s stock ended the period slightly in the black, as shares declined in March amid concerns over the delisting of certain Chinese stocks on U.S. exchanges and a regulatory crackdown in China. We added to our existing position in April due to the weakness in the company’s share price. Shares rebounded in May as sentiment surrounding the Chinese macro situation trended more positively, the intensity of COVID lockdowns lessened and the government initiated expansionary monetary policies.

Shriram Transport rose following approval of the company’s merger with its sister company by the Reserve Bank of India, one of a handful of regulators which must approve the deal which is anticipated to close before the end of 2022. Potential synergies and a clearing of the corporate structure were the rationale for the merger. The merger would allow the company to expand its suite of consumer lending products beyond its existing used commercial vehicle loans business.

The Fund’s largest detractors were Samsung Electronics (Korean manufacturer of memory chips and smartphones), Cognizant Technology Solutions (U.S. IT services provider), and Taiwan Semiconductor Manufacturing (TSMC).

Both Samsung Electronics and TSMC underperformed during the period, as economic slowdown concerns impacted expectations regarding both companies’ smartphone businesses. However, margins have been supported by continued performance within the companies’ high-end product range.

Cognizant fell as the company lowered full year sales guidance slightly, citing elevated attrition related to wage inflation, a concern which Cognizant’s management believes is industry-wide.

New names added to the Fund during the period were GF Securities (Chinese brokerage firm) and Neoenergia SA (Brazilian utility).

GF should benefit from additional tailwinds by way of market reforms intended to promote greater foreign investment flows, direct financing (which is only 37% in China vs. over 80% in the U.S.), and household asset reallocation from property/bank deposits into the equity markets. Further, we appreciate the valuation protection offered by a price-to-TBV currently near a ten-year low for a business that does not face risk of impairment, in our view.

Brazilian electric utility, Neoenergia SA, is a holding company whose subsidiaries are involved in the distribution, transmission, and generation of electricity in several Brazilian states. Generation is primarily through renewable energy, including hydro, wind, and solar. It is completing a major capital investing program to boost its clean energy production and, like most Brazilian electricity distributors, is committed to addressing electricity theft and delinquency. Strong cash flow generation after a period of significant investment should see a reduction in net debt.

Disposals were Lukoil (Russian integrated energy) and Light SA (Brazilian utility).

While declining equity markets are clearly challenging, we believe the current valuation spread environment continues to present exceptional value opportunities. Fear of recession, rising rates, and heightened geopolitical tensions have enabled us to uncover what we believe are high quality businesses trading at bargain basement prices. In terms of portfolio positioning, there are no major changes, with financials, information technology, and consumer discretionary as the largest weights. Geographically, the largest positions are in Korea, China (significant relative underweight), and Taiwan.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Price-to-Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, net assets’ book value.

An index cannot be invested in directly.

Pzena Small Cap Value Fund
Commentary
August 2022

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2022.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	-7.69%	-8.66%	-7.29%	11.69%	5.77%	6.56%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	-7.64%	-8.54%	-7.00%	12.00%	6.07%	6.87%
Russell 2000® Value Index	-4.28%	-8.25%	-10.18%	10.37%	6.56%	8.66%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVSX Expense Ratio – Gross: 1.52%
PZVSX Expense Ratio – Net: 1.35%*

PZISX Expense Ratio – Gross: 1.17%
PZISX Expense Ratio – Net: 1.00%*

Expense ratios as presented in prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Inflationary fears and increasing investors’ concerns that Fed actions would prompt an economic recession drove down markets early during the 6-months ended August 31, 2022. The consequential selling pressure drove declines across market caps and styles, and small caps continued to underperform their large cap peers. Within the small cap universe, the value cohort outperformed relative to growth names for the first few months of the period. In July and the first half of August, investors, driven by a somewhat positive start of earnings season and somewhat positive macroeconomic data seemed to briefly reconsider their negative outlook on markets. As sentiment changed, the growth segment of the market lead value for that stretch of the 6-month period. However, like the early part of this time period, markets fell in the final weeks of August as the Fed reaffirmed its willingness to combat high inflation with rate hikes, subduing investor optimism which had reemerged for a large part of July and August.

In this environment, the Pzena Small Cap Value Fund underperformed the Russell 2000 Value Index which fell -8.25%.

The economically sensitive financials, industrials, and consumer discretionary sectors all detracted from performance.

Window and door manufacturer JELD-WEN, Bermuda-based U.S.-focused specialty insurer Argo Group, and apparel company PVH were the largest detractors from the Fund’s performance.

JELD-WEN fell after the CEO tendered his resignation to the Board of Directors. Additionally, concerns around declining new housing starts and cost inflation impacted share prices. We continue to believe JELD-WEN can maintain strong pricing and increase profitability in the housing market with their strong position in consolidated markets once they get past manufacturing bottlenecks.

Shares of specialty insurer Argo Group fell in August after reporting earnings miss and not yet finalizing the outcome of their strategic review. Argo is a specialty insurer that specializes in underwriting differentiated specialty insurance lines. The company has been refocusing its business on excess and surplus lines, and we think it is well positioned to capitalize from the current insurance rate environment.

PVH, which owns the Calvin Klein and Tommy Hilfiger brands and has material exposure to Europe, sold off early in March on concerns over surging European inflation potentially crippling consumer spending.

The Fund’s exposure to technology, energy and basic materials was the source of some positive offset.

On an individual name basis, high-end server manufacturer Super Micro Computer, electrical equipment/signal transmission solutions company Belden, and oil and gas equipment & services company NexTier Oilfield Solutions were the top contributors.

High-end server manufacturer Super Micro Computer rose after reporting strong earnings beats over the past two quarters. The company has benefitted from operating leverage efficiencies and robust demand growth across end markets and geographies.

Pzena Small Cap Value Fund
Commentary (Continued)
August 2022

After a stop-start beginning to the 6-month period, largely driven by macroeconomic weakness, signal transmission company Belden staged a powerful rebound in July and August. A series of sell side upgrades that highlighted the company’s exposure to compelling secular trends/end markets, such as industrial automation and smart buildings, helped propel shares upwards.

Oil & gas equipment and services company NexTier Oilfield Services rose as crude prices surged. The company has deployed more frac fleets and experienced strong pricing momentum as the fracking fleet capacity in the U.S. has approached full utilization. This increased activity and pricing power has contributed to the company’s bottom line.

During the 6-month period, we initiated positions in GMS Inc., Axalta Coating Systems, Masonite International, and Adient.

GMS is a leading distributor of wallboard, ceiling systems, and other interior building products. The company has grown through M&A and organic growth to get national scale versus smaller competitors and has also increased returns by adding more products to its distribution network.

Axalta is a leading supplier of coating products that operates in three main businesses – Refinish, for auto collision and repair, Mobility, for new vehicles, and Industrial, for a broad range of specialty coatings used across several end markets. The Refinish business dominates in the premium segment, with services and products that drive customer efficiency. There are opportunities to expand in the economy segment as well as in emerging markets. The market is concerned about near-term earnings pain from reduced traffic (and, consequentially, accidents) due to COVID restrictions, lower new car volumes stemming from the chip shortage, and elevated raw material prices. We expect these headwinds to abate over time, and for growth to reaccelerate at this high-return industrial franchise.

Masonite International is leading global manufacturer of interior and exterior doors for residential new and the repair/improvement and non-residential building markets. They and their principal competitor Jeld-Wen are the only vertically integrated door manufacturers in North America (NA) and together they control approximately 80% of the door market. We believe increased housing demand along with the consolidated industry structure will result in strong top and bottom-line growth.

Adient is a leading supplier of auto seating globally. The company’s shares fell after the previous CEO undertook a plan to grow the company’s book of business by investing heavily in capex. The company has since de-levered and is in the process of finishing out less favorable contracts in the coming years. Looking forward we believe that Adient will agree to contracts with more favorable terms. Furthermore, there is opportunity for the company to grow margins as auto production volumes recover and meet pent-up demand.

Disposals during the period included oil producer Murphy Oil, transportation and logistics company Ryder Transport, and regional bank Huntington Bancshares, all on valuation.

We feel that both small caps and value stocks remain quite attractive given current valuation spreads. Overall positioning remains focused on holdings of strong businesses with healthy balance sheets that are executing on their individual business strategies, to deliver value to their shareholders, at a time when their valuations give the portfolio exceptionally attractive entry points.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
August 2022

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2022.

					Since
	Three	Six	One	Three	Inception
	Months(1)	Months(1)	Year(1)	Years	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	-10.93%	-11.64%	-17.22%	5.16%	-1.40%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	-10.91%	-11.62%	-17.04%	5.43%	-1.14%
MSCI World ex-USA Small Cap Index	-9.26%	-15.73%	-24.53%	3.67%	0.77%
MSCI World ex-USA Small Cap Value Index	-9.74%	-14.32%	-19.00%	3.53%	0.48%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVIX Expense Ratio – Gross: 3.23%
PZVIX Expense Ratio – Net: 1.52%*

PZIIX Expense Ratio – Gross: 2.88%
PZIIX Expense Ratio – Net: 1.17%*

Expense ratios as presented in prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

International equity markets declined sharply in the 6-month period, battered by high inflation, tightening monetary policies, and rising recession fears. The declines were broad-based across styles and market caps, with nearly all major geographies registering meaningful drops in valuations. Value outperformed growth, however, partially mitigating small caps’ disadvantage versus large caps, which relatively benefit during a ‘flight to safety’ amidst recession concerns. The sectors that declined the most were communication services, consumer discretionary, and information technology. Meanwhile, energy was the only sector to register a positive return in the period.

The Fund fell during the period but markedly outperformed both the MSCI World ex USA Small Cap Index and the MSCI World ex USA Small Cap Value Index. Relative to the broad index, Fund holdings in the industrials, energy, and consumer discretionary sectors were a source of outperformance. Conversely, financials and utilities holdings negatively impacted relative performance.

The Fund’s holdings within the economically sensitive financials, industrials, and consumer discretionary sectors were the worst performing on an absolute basis. At the stock level, Sabre Insurance Group, Scor SE, and Rexel SA detracted from the Fund’s performance.

Sabre Insurance Group – a private motor-only insurer that focuses on the specialty segment – was the worst individual performer. Shares fell precipitously on the company’s earnings release in July, which revealed a combined ratio up 19 percentage points mostly on higher costs for repairs, parts, used cars, etc. Given that the industry as a whole has been losing money, we expect the standard players to retreat from the non-standard market (where Sabre operates), leaving Sabre well-positioned going forward.

Shares of French multi-line reinsurer Scor SE fell after the company preannounced a 1Q loss back in April, as they incurred a material charge related to the war in Ukraine. Shares also dropped on its earnings release in late July, which revealed larger-than-expected catastrophe losses, weighing on its combined ratio.

French electrical equipment distributor Rexel was down on European macro concerns despite the company hosting a relatively upbeat capital markets day, where management raised its profitability targets, and announced a share buyback. As well as, then reporting a sizable earnings beat in August.

The energy and communication services sectors contributed to the Fund’s absolute performance. On an individual company basis, Subsea 7, Balfour Beatty, and TechnipFMC were significant contributors.

Oil servicers Subsea 7 and TechnipFMC benefited from surging crude prices, driven by the ongoing Russia/Ukraine conflict and a potential Russian oil embargo by the EU. Furthermore, both companies have maintained strong order flow.

Pzena International Small Cap Value Fund
Commentary (Continued)
August 2022

UK construction company Balfour Beatty was a contributor, rising significantly in reaction to a strong earnings beat in August. Balfour’s core UK construction segment rebounded, while the order book remains strong, and management raised full year guidance.

New additions to the portfolio were Deutz AG, Dürr AG, Logista, and Teijin Limited.

We initiated a position in Deutz AG, a German manufacturer of off-highway diesel engines products used in a variety of applications such as excavators, aerial work platforms, tractors, and generators. While off-highway is expected to transition later to green powertrain solutions, Deutz is refocusing its green investments to areas that are both higher probability and core-adjacent, such as hydrogen fuel alternatives for their engines. We expect earnings to rebound via both a cyclical recovery in off-highway volumes, as well as from self-help initiatives intended to improve the cost structure, while the servicing business generates material profits in the interim.

We added Dürr AG – a product-led industrial equipment and Engineering & Construction company primarily serving Auto OEMs with painting, assembly, and inspection systems, as well as wood product fabricators. We expect an earnings recovery led by an already strong orderbook on the auto side, in conjunction with margin improvement in the woodworking business driven by operational improvements and greater high-margin service attachments.

Logista, a distributor of tobacco products in Spain, France and Italy, was added to the portfolio. Logista is a high-quality business with a solid dividend yield trading at, we feel, an attractive valuation relative to our estimate of normal earnings. Going forward, we expect Logista to prioritize either maintaining or growing its dividend, while building its pharmaceutical distribution business.

Teijin is a diversified chemical and healthcare company domiciled in Japan that reports three segments. The materials segment, which produces various synthetic fibers, resins, and composite materials, accounts for 60-70% of group earnings in normal times but generated an operating loss in FY2021 driven largely by temporary factors including an anemic recovery in aerospace build-rates, auto production slowdown, raw material cost inflation, and planned/unplanned maintenance activity. This has created what we think is an attractive entry point for the stock. We believe the near-term earnings pain is temporary. We anticipate a recovery in the share price driven by a rebound in aerospace build-rates and auto production, as well as a closing of the gap between raw material cost increases and product price increases.

Positions exited during the period were Drax Group, Ipsos SA, and United Integrated Services.

Despite the economic uncertainty gripping the market, positioning remains focused on holdings of strong businesses with healthy balance sheets that are executing on their individual business strategies to deliver value to their shareholders. Although short-term retracements in a number of holdings have erased some previous gains, we believe the current valuations are compelling for long-term investors, even factoring in a global recession.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The MSCI World ex USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across 22 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

An index cannot be invested in directly.

Pzena International Value Fund
Commentary
August 2022

Average Annual Total Returns for the Semi-Annual Period Ended August 31, 2022.

				Since
	Three	Six	One	Inception
	Months(1)	Months(1)	Year(1)	(6/28/2021)
Pzena International Value Fund – Investor Class (PZVNX)	-13.36%	-17.05%	-19.24%	-17.20%
Pzena International Value Fund – Institutional Class (PZINX)	-13.34%	-16.94%	-19.11%	-17.01%
MSCI EAFE Index	-9.28%	-13.97%	-19.80%	-16.08%
MSCI EAFE Value Index	-11.18%	-13.02%	-13.91%	-12.23%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance table does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVNX Expense Ratio – Gross: 2.93%
PZVNX Expense Ratio – Net: 1.09%*

PZINX Expense Ratio – Gross: 2.58%
PZINX Expense Ratio – Net: 0.74%*

Expense ratios as presented in prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

International markets were hit hard in the 6-month period due to a confluence of events including the Russian invasion of Ukraine, and rising interest rates. The period was defined by high inflation, tightening monetary policies and rising recession fears, which precipitated a broad-based market decline. Nearly all developed markets registered meaningful drops in valuations. Value outperformed growth, however, as defensive sectors benefitted from ‘flight to safety’ amidst recession concerns. Cyclical corners of the market such as industrials and financials declined the most, and energy was the only sector to register a slightly positive return in the period.

The Fund’s return trailed both the MSCI EAFE Index and MSCI EAFE Value Index. Relative to the broad index, Fund holdings in the health care, materials and industrials sectors detracted from performance. Fund holdings in information technology and consumer discretionary names provided some positive offset.

On an absolute basis, the economically sensitive industrials, financials, and consumer discretionary sectors detracted the most from performance. The worst individual performers were UK builder merchant Travis Perkins, German specialty chemical producer Covestro, and German dialysis products and services provider Fresenius Medical Care.

Travis Perkins reported results that disappointed the market, particularly within its Toolstation unit. Rising costs and flattening consumer spending on home repair and maintenance pressured margins.

Covestro was a detractor amid general European macro weakness stemming from spiking power prices which pressured shares of producers across the continent. European natural gas prices were already elevated heading into 2022 as the region headed into winter (a seasonal peak for gas demand) with low inventory levels. Natural gas prices in Europe rose during the period due to supply disruptions stemming from the Russia/Ukraine conflict that began at the end of February.

Shares of Fresenius Medical Care (FMC) were down after the company preannounced weaker 2Q earnings and materially cut its FY22 guidance. FMC’s management cited increased labor costs and shortages, which negatively impacted both the top and bottom lines, while higher supply chain and materials costs eroded margins. We view these headwinds as manageable longer term, and we believe FMC shares remain cheap based on our normal earnings estimate.

No sector was a contributor to absolute performance. At the individual company level, international oil services provider TechnipFMC, Japanese diversified chemical conglomerate Toray Industries and China-focused online travel agency Trip.com contributed the most to the Fund’s performance.

TechnipFMC benefitted from higher crude prices spurred by talks of a potential Russian oil embargo by the EU. The company posted a solid set of 2Q earnings with impressive sequential revenue growth and strong margins, while management highlighted positive order momentum.

Pzena International Value Fund
Commentary (Continued)
August 2022

We established a position in contributor Toray, a Japanese diversified chemical conglomerate whose two core segments are Fibers & Textiles and Performance Chemicals, in May. Toray’s more variable business, Carbon Fiber Composite Materials, grew to ~15% of operating profit pre-pandemic, but subsequently deteriorated sharply due primarily to a decline in aerospace build-rates. We believe that a recovery in the aerospace industry will precipitate a material earnings improvement for Toray via its carbon fiber unit, which isn’t reflected in the stock’s current valuation. Crucially, we’ve already witnessed the beginnings of a recovery in Toray’s Carbon Fiber business, which posted positive earnings in May, the first time since the pandemic began.

Trip.com was another notable outperformer despite the stock vacillating up and down, and ultimately trading flat during the period. In March, shares were down as China’s Omicron outbreak intensified. We opportunistically added to our existing position in Trip.com in March and April during stretches of weakness in the stock price. This led to the stock being a contributor during the period, rebounding in the following months as sentiment improved. Though lockdowns in China continue to be a source of some uncertainty, the country announced that it would loosen travel quarantine requirements and COVID cases have waned from their peak in April. A notable positive for Trip.com is that accommodations have been getting back to 2019 levels.

New positions added to the portfolio included Randstad NV, Bank of Ireland Group (BIRG), and Daimler Truck.

Dutch staffing company Randstad has been capitalizing on structural changes in the staffing industry, taking share in the process. Despite near-term recession concerns, we see the company as well-positioned to weather the storm given its strong balance sheet and cash flow generation. As such, we viewed the recent price action as an opportunity to buy a long-term industry winner at what we believe is a very attractive valuation.

With a strong capital position and conservatively managed balance sheet, BIRG should benefit from structural changes in the Irish banking market, as well as a recovery in the Irish economy. BIRG is also a rate-sensitive bank that will benefit from higher yields prompted by an ECB rate increase. Specifically, the exits of Ulster and KBC from Ireland should materially improve the competitive landscape, while BIRG’s acquisition of both KBC’s Irish business and Dublin-based wealth management and capital markets firm Davy should be accretive to earnings.

Daimler Truck Holding is a 2021 spin-off from Mercedes-Benz Group. Daimler Truck is a global manufacturer of trucks and buses with leadership positions in North America and Europe. Following the spin-off, the stock has been weak due to the drawdown in industrials on recession concerns and fears of cost inflation weighing on margins. Despite these headwinds we view Daimler Truck as attractively valued, and think the company should benefit from a more focused, independent management team that can help turn around its underperforming European business.

Disposals during the period included Sumitomo Mitsui Financial Group, Suzuki Motor, Schneider Electric, and Honda Motor.

Given the overly pessimistic and fearful sentiment priced into international stocks right now, we believe the environment is ideal for selectively buying up shares of excellent companies trading at highly discounted valuations. Although the opportunity set for us remains diverse, we are starting to see more opportunities in economically cyclical names as they start to discount the perceived recessionary threats. Furthermore, in the event of a recession, we believe these businesses offer a compelling risk/reward profile, and may even take market share in a downturn.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index targets 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index.

An index cannot be invested in directly.

Pzena Mid Cap Value Fund
Portfolio Allocation
August 31, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total net assets as of August 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 98.60%
Basic Materials – 6.27%
Dow, Inc.	82,807	$4,223,157
Olin Corp.	62,764	3,430,680
		7,653,837

Consumer Discretionary – 16.49%
Gap, Inc.	262,203	2,396,535
Gildan Activewear, Inc. (b)	126,215	3,733,440
Lear Corp.	38,836	5,384,223
Newell Brands, Inc.	208,171	3,715,852
PVH Corp.	31,602	1,777,612
Skechers U.S.A., Inc. – Class A (a)	82,697	3,125,947
		20,133,609

Consumer Staples – 2.99%
McKesson Corp.	9,939	3,647,613

Energy – 5.89%
Baker Hughes, a GE Co.	18,254	461,096
Halliburton Co.	91,124	2,745,566
NOV, Inc.	165,627	2,926,629
TechnipFMC PLC (a)(b)	129,300	1,057,674
		7,190,965

Financial Services – 29.41%
American International Group, Inc.	69,212	3,581,721
Axis Capital Holdings, Ltd. (b)	87,872	4,670,397
CNO Financial Group, Inc.	155,643	2,865,388
Equitable Holdings, Inc.	162,598	4,837,291
Fifth Third Bancorp	106,123	3,624,100
Invesco, Ltd. (b)	101,065	1,664,541
KeyCorp	206,303	3,649,500
Regions Financial Corp.	195,608	4,238,825
Reinsurance Group of America, Inc.	26,750	3,353,380
Voya Financial, Inc.	55,459	3,412,392
		35,897,535

Health Care – 5.41%
Cardinal Health, Inc.	28,137	1,989,849
Fresenius Medical Care
AG & Co. KGaA – ADR	144,012	2,462,605
Henry Schein, Inc. (a)	29,254	2,147,536
		6,599,990

Industrials – 15.66%
Axalta Coating Systems, Ltd. (a)(b)	127,465	3,282,224
JELD-WEN Holding, Inc. (a)	237,648	2,649,775
MasTec, Inc. (a)	25,682	2,067,401
Mohawk Industries, Inc. (a)	20,026	2,210,070
Ryder System, Inc.	16,773	1,282,128
Terex Corp.	118,456	3,935,108
Wabtec Corp.	42,080	3,688,312
		19,115,018

Technology – 9.30%
Avnet, Inc.	89,266	3,917,885
Cognizant Technology
Solutions Corp. – Class A	53,977	3,409,727
Hewlett Packard Enterprise Co.	80,365	1,092,964
SS&C Technologies Holdings, Inc.	52,538	2,929,519
		11,350,095

Utilities – 7.18%
Edison International	78,000	5,286,060
NRG Energy, Inc.	84,425	3,485,064
		8,771,124
Total Common Stocks
(Cost $101,900,206)		120,359,786

SHORT-TERM INVESTMENT – 1.29%
Money Market Fund – 1.29%
Fidelity Institutional Government
Portfolio – Class I, 2.03% (c)	1,581,060	1,581,060
Total Short-Term Investment
(Cost $1,581,060)		1,581,060
Total Investments
(Cost $103,481,266) – 99.89%		121,940,846
Other Assets in Excess of Liabilities – 0.11%		131,681
TOTAL NET ASSETS – 100.00%		$122,072,527

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of August 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
August 31, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total net assets as of August 31, 2022.

Pzena Emerging Markets Value Fund
Schedule of Investments
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 90.17%
Brazil – 4.15%
Ambev S.A. (a)	7,061,100	$20,807,063
Neoenergia S.A.	1,476,650	4,691,877
		25,498,940

China – 16.19%
Alibaba Group Holding, Ltd. (a)	1,629,900	19,582,806
Baidu, Inc. – ADR (a)	62,078	8,937,370
Baidu, Inc. – Class A (a)	327,950	5,912,435
Brilliance China Automotive
Holdings, Ltd. (a)(b)	4,202,000	5,354
China Construction Bank
Corp. – H Shares	9,406,000	5,836,281
China Overseas Land &
Investment, Ltd.	5,440,500	14,695,249
Dongfeng Motor Group Co.,
Ltd. – H Shares	7,648,000	4,862,400
GF Securities Co., Ltd. – H Shares	7,039,000	9,219,478
Grand Baoxin Auto Group, Ltd. (a)	10,102,000	630,675
Lenovo Group, Ltd.	13,900,000	11,511,460
Trip.com Group, Ltd. – ADR (a)	716,472	18,427,660
		99,621,168

Czech Republic – 1.86%
CEZ	282,225	11,421,709

Hong Kong – 8.06%
Galaxy Entertainment Group, Ltd.	3,096,000	17,395,696
Pacific Basin Shipping, Ltd.	43,858,000	15,646,209
VTech Holdings, Ltd.	725,400	4,940,007
Yue Yuen Industrial (Holdings), Ltd.	7,769,500	11,601,735
		49,583,647

Hungary – 1.99%
OTP Bank PLC	574,509	12,241,896

India – 6.12%
Aurobindo Pharma, Ltd.	1,246,198	8,553,891
ICICI Bank, Ltd.	270,321	3,018,643
Shriram Transport Finance Co., Ltd.	940,064	16,026,773
State Bank of India	1,102,858	7,373,609
State Bank of India – GDR	40,600	2,691,780
		37,664,696

Indonesia – 2.11%
PT Bank Mandiri (Persero) Tbk	21,776,700	12,984,591

Republic of Korea – 15.88%
DB Insurance Co., Ltd.	324,990	14,505,553
Hankook Tire & Technology Co., Ltd.	759,993	21,563,108
Hyundai Motor Co.	11,880	1,740,855
KB Financial Group, Inc.	157,450	5,821,018
Korea Shipbuilding & Offshore
Engineering Co., Ltd. (a)	75,226	5,466,687
POSCO	97,540	18,595,716
Samsung Electronics Co., Ltd.	457,017	20,398,426
Shinhan Financial Group Co., Ltd.	349,990	9,576,938
		97,668,301

Romania – 0.83%
Banca Transilvania S.A.	1,235,783	5,102,408

Russian Federation – 0.00%
Sberbank of Russia PJSC – ADR (a)(b)	408,511	4,085

Singapore – 1.99%
Wilmar International, Ltd.	4,223,000	12,208,609

South Africa – 2.55%
Reunert, Ltd.	826,836	2,172,232
Sasol, Ltd.	698,541	13,532,620
		15,704,852

Taiwan – 13.92%
Catcher Technology Co., Ltd.	864,000	5,265,610
Compal Electronics, Inc.	18,168,000	13,579,368
Elite Material Co., Ltd.	1,646,000	8,760,641
Hon Hai Precision Industry Co., Ltd.	5,692,132	20,384,144
Lite-On Technology Corp.	5,996,000	12,962,195
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,127,000	18,698,480
United Integrated Services Co., Ltd.	1,146,000	5,967,671
		85,618,109

Thailand – 3.28%
Bangkok Bank Public Co., Ltd.	1,650,700	6,326,646
Bangkok Bank Public
Co., Ltd. – NVDR	656,900	2,468,160
Siam Commercial Bank
PLC – NVDR (a)	3,781,900	11,409,229
		20,204,035

Turkey – 2.23%
Akbank T.A.S.	12,091,985	7,790,238
Tofas Turk Otomobil Fabrikasi A.S.	1,219,407	5,922,169
		13,712,407

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 90.17% (Continued)
United Arab Emirates – 1.72%
Abu Dhabi Commercial Bank PJSC	4,273,751	$10,553,190

United Kingdom – 2.44%
Antofagasta PLC	163,366	2,089,497
Standard Chartered PLC	1,859,820	12,924,389
		15,013,886

United States – 4.85%
Cognizant Technology Solutions
Corp. – Class A	261,820	16,539,170
Flex, Ltd. (a)	747,594	13,314,649
		29,853,819
Total Common Stocks
(Cost $577,602,756)		554,660,348

PREFERRED STOCKS – 5.35%
Brazil – 4.84%
Cia Energetica de Minas Gerais, 9.79%	8,517,811	19,909,384
Itau Unibanco Holding S.A., 3.04%	1,981,443	9,853,131
		29,762,515

Republic of Korea – 0.51%
Hyundai Motor Co., 5.51%	46,457	3,167,641
Total Preferred Stocks
(Cost $27,649,830)		32,930,156

SHORT-TERM INVESTMENT – 3.73%
Money Market Fund – 3.73%
Fidelity Institutional Government
Portfolio – Class I, 2.03% (c)	22,971,200	22,971,200
Total Short-Term Investment
(Cost $22,971,200)		22,971,200
Total Investments
(Cost $628,223,786) – 99.25%		610,561,704
Other Assets in Excess
of Liabilities – 0.75%		4,593,139
TOTAL NET ASSETS – 100.00%		$615,154,843

Percentages are stated as a percent of net assets.

A.S.	Anonim Sirketi
ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Value determined using significant unobservable inputs.
(c)	The rate listed is the 7-day annualized yield as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
August 31, 2022 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$14,849,805	2.41%
Consumer Discretionary	101,732,458	16.54%
Consumer Staples	33,015,672	5.37%
Financials	155,874,905	25.34%
Health Care	8,553,891	1.39%
Industrials	29,252,799	4.76%
Information Technology	146,354,150	23.79%
Materials	34,217,833	5.56%
Real Estate	14,695,249	2.39%
Utilities	16,113,586	2.62%
Total Common Stocks	554,660,348	90.17%
PREFERRED STOCKS
Consumer Discretionary	3,167,641	0.51%
Financials	9,853,131	1.60%
Utilities	19,909,384	3.24%
Total Preferred Stocks	32,930,156	5.35%
Short-Term Investment	22,971,200	3.73%
Total Investments	610,561,704	99.25%
Other Assets in
Excess of Liabilities	4,593,139	0.75%
Total Net Assets	$615,154,843	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
August 31, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total net assets as of August 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 95.68%
Basic Materials – 6.13%
Olin Corp.	57,840	$3,161,535
Orion Engineered Carbons S.A. (b)	198,976	3,354,735
		6,516,270

Consumer Discretionary – 14.50%
Adient PLC (a)(b)	45,936	1,525,075
Dana, Inc.	243,551	3,767,734
Gap, Inc.	232,369	2,123,853
Hooker Furnishings Corp.	66,333	1,052,705
Motorcar Parts of America, Inc. (a)	72,226	1,073,278
PVH Corp.	30,220	1,699,875
Steelcase, Inc. – Class A	373,178	4,172,130
		15,414,650

Consumer Staples – 4.67%
Spectrum Brands Holdings, Inc.	25,922	1,632,827
Universal Corp.	29,129	1,486,744
USANA Health Sciences, Inc. (a)	28,530	1,840,756
		4,960,327

Energy – 7.45%
MRC Global, Inc. (a)	252,773	2,459,481
NexTier Oilfield Solutions, Inc. (a)	37,278	349,295
NOV, Inc.	149,468	2,641,099
TechnipFMC PLC (a)(b)	301,321	2,464,806
		7,914,681

Financial Services – 27.29%
American Equity Investment
Life Holding Co.	68,708	2,610,904
Argo Group International
Holdings, Ltd. (b)	55,486	1,089,190
Associated Banc-Corp.	168,668	3,380,107
Axis Capital Holdings, Ltd. (b)	52,919	2,812,645
CNO Financial Group, Inc.	167,006	3,074,580
Hope Bancorp, Inc.	147,697	2,137,176
Old National Bancorp of Indiana	203,794	3,401,322
Umpqua Holdings Corp.	153,523	2,723,498
Univest Financial Corp.	80,552	1,997,690
Webster Financial Corp.	70,386	3,311,661
WSFS Financial Corp.	50,980	2,464,883
		29,003,656

Health Care – 2.23%
Phibro Animal Health Corp. – Class A	90,272	1,336,928
Varex Imaging Corp. (a)	48,778	1,028,728
		2,365,656

Industrials – 25.10%
American Woodmark Corp. (a)	34,109	1,767,870
Axalta Coating Systems, Ltd. (a)(b)	88,385	2,275,914
Belden, Inc.	51,079	3,344,653
Enerpac Tool Group Corp.	108,708	2,108,935
GMS, Inc. (a)	48,860	2,355,052
JELD-WEN Holding, Inc. (a)	196,254	2,188,232
Masonite International Corp. (a)(b)	18,351	1,501,479
MasTec, Inc. (a)	14,266	1,148,413
Moog, Inc. – Class A	13,400	1,004,732
REV Group, Inc.	177,643	2,046,447
Terex Corp.	87,261	2,898,810
TriMas Corp.	76,493	2,105,087
TrueBlue, Inc. (a)	94,374	1,938,442
		26,684,066

Technology – 8.31%
Avnet, Inc.	61,812	2,712,929
Celestica, Inc. (a)(b)	304,213	3,139,478
ScanSource, Inc. (a)	64,184	1,859,410
Super Micro Computer, Inc. (a)	17,263	1,123,476
		8,835,293
Total Common Stocks
(Cost $104,064,487)		101,694,599

REIT – 1.54%
Real Estate – 1.54%
DiamondRock Hospitality Co. (a)	187,338	1,635,461
Total REIT
(Cost $1,422,155)		1,635,461

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2022 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENT – 3.04%
Money Market Fund – 3.04%
Fidelity Institutional Government
Portfolio – Class I, 2.03% (c)	3,232,417	$3,232,417
Total Short-Term Investment
(Cost $3,232,417)		3,232,417
Total Investments
(Cost $108,719,059) – 100.26%		106,562,477
Liabilities in Excess
of Other Assets – (0.26)%		(272,420)
TOTAL NET ASSETS – 100.00%		$106,290,057

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of August 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
August 31, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total net assets as of August 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 95.73%
Austria – 2.29%
ANDRITZ AG	6,715	$310,285

Canada – 6.34%
Celestica, Inc. (a)	31,279	322,709
Linamar Corp.	7,014	331,594
Transcontinental, Inc. – Class A	16,153	203,673
		857,976

France – 6.85%
Rexel S.A.	29,700	483,524
SCOR SE	10,521	174,562
Societe BIC S.A.	4,719	268,893
		926,979

Germany – 6.98%
Deutz AG	100,854	380,279
Duerr AG	11,510	254,012
SAF-Holland S.A.	31,900	254,060
Salzgitter AG	2,327	57,387
		945,738

Hong Kong – 5.41%
Pacific Basin Shipping, Ltd.	614,000	219,042
VTech Holdings, Ltd.	40,100	273,083
Yue Yuen Industrial (Holdings), Ltd.	161,000	240,412
		732,537

Ireland – 5.11%
Bank of Ireland Group PLC	52,209	323,306
Origin Enterprises PLC	98,406	368,873
		692,179

Israel – 2.66%
Ituran Location and Control, Ltd.	14,467	359,650

Italy – 7.23%
Anima Holding S.p.A.	81,243	277,595
BPER Banca	182,770	276,431
Danieli & C Officine Meccaniche S.p.A.	27,473	350,636
Maire Tecnimont S.p.A.	29,282	74,686
		979,348

Japan – 21.17%
DIC Corp.	13,800	248,832
Foster Electric Co., Ltd.	36,734	205,980
Fukuoka Financial Group, Inc.	21,800	390,101
Hokkoku Financial Holdings, Inc.	4,500	159,528
Open House Co., Ltd.	3,000	118,121
Sankyu, Inc.	8,900	275,152
Teijin, Ltd.	26,100	277,110
Toho Holdings Co., Ltd.	21,400	284,666
TS Tech Co., Ltd.	23,700	266,812
Tsubakimoto Chain Co.	10,100	234,825
Ube Industries, Ltd.	8,700	128,692
Zeon Corp.	28,600	276,479
		2,866,298

Netherlands – 4.68%
Flow Traders	3,331	66,649
Koninklijke BAM Groep N.V. (a)	117,872	315,093
Technip Energies N.V.	15,377	192,779
Technip Energies N.V. – ADR	4,760	59,214
		633,735

Norway – 2.58%
Subsea 7 S.A.	38,871	349,602

Republic of Korea – 4.61%
DB Insurance Co., Ltd.	7,412	330,826
Hankook Tire & Technology Co., Ltd.	10,337	293,289
		624,115

Spain – 4.36%
Cia de Distribucion Integral
Logista Holdings S.A.	15,712	305,376
Unicaja Banco S.A.	316,539	285,183
		590,559

Taiwan – 0.83%
Elite Material Co., Ltd.	21,000	111,770

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 95.73% (Continued)
United Kingdom – 14.63%
Balfour Beatty PLC	113,263	$414,731
Capita PLC (a)	491,788	148,540
Inchcape PLC	26,335	232,509
John Wood Group PLC (a)	95,558	143,591
Sabre Insurance Group PLC	238,086	317,518
Senior PLC	279,739	423,763
TechnipFMC PLC (a)	25,553	209,024
Travis Perkins PLC	9,301	91,734
		1,981,410
Total Common Stocks
(Cost $15,884,845)		12,962,181

SHORT-TERM INVESTMENT – 4.44%
Money Market Fund – 4.44%
Fidelity Institutional Government
Portfolio – Class I, 2.03% (b)	600,908	600,908
Total Short-Term Investment
(Cost $600,908)		600,908
Total Investments
(Cost $16,485,753) – 100.17%		13,563,089
Liabilities in Excess
of Other Assets – (0.17)%		(23,618)
TOTAL NET ASSETS – 100.00%		$13,539,471

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
AG	Aktiengesellschaft
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
SE	Societas Europaea
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
August 31, 2022 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$1,942,777	14.35%
Consumer Staples	368,873	2.72%
Energy	954,210	7.05%
Financials	2,601,699	19.22%
Health Care	284,666	2.10%
Industrials	4,402,031	32.51%
Information Technology	1,215,752	8.98%
Materials	1,192,173	8.80%
Total Common Stocks	12,962,181	95.73%
Short-Term Investment	600,908	4.44%
Total Investments	13,563,089	100.17%
Liabilities in Excess
of Other Assets	(23,618)	(0.17)%
Total Net Assets	$13,539,471	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Allocation
August 31, 2022 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total net assets as of August 31, 2022.

Pzena International Value Fund
Schedule of Investments
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 94.15%
Brazil – 2.16%
Ambev S.A. (a)	244,200	$719,588
Ambev S.A. – ADR	13,543	39,275
		758,863

China – 3.26%
Alibaba Group Holding, Ltd. (a)	52,400	629,572
Alibaba Group Holding, Ltd. – ADR (a)	563	53,716
Trip.com Group, Ltd. – ADR (a)	17,831	458,613
		1,141,901

Denmark – 1.88%
AP Moller – Maersk A/S – Series B	132	316,679
Danske Bank A/S	25,554	342,458
		659,137

Finland – 2.93%
Nokia Oyj	107,014	539,011
Nokia Oyj – ADR	96,837	489,027
		1,028,038

France – 14.02%
Accor S.A. (a)	25,001	599,731
Amundi S.A.	18,641	949,781
Bouygues S.A.	11,875	349,661
Cie Generale des Etablissements
Michelin SCA	33,623	821,256
Euroapi S.A. (a)	102	1,594
Publicis Groupe S.A.	8,867	434,408
Rexel S.A.	58,508	952,526
Sanofi	6,617	546,479
SCOR SE	15,540	257,836
		4,913,272

Germany – 8.81%
BASF SE	20,282	857,491
Covestro AG	30,793	932,081
Daimler Truck Holding AG (a)	25,672	658,524
Fresenius Medical Care AG & Co. KGaA	8,938	307,104
Siemens AG	3,254	330,544
		3,085,744

Hong Kong – 2.02%
Galaxy Entertainment Group, Ltd.	126,000	707,964

Ireland – 1.11%
Bank of Ireland Group PLC	62,832	389,089

Italy – 1.94%
Enel S.p.A	144,028	679,634

Japan – 17.15%
Bridgestone Corp.	6,900	265,868
Fukuoka Financial Group, Inc.	15,000	268,418
Honda Motor Co., Ltd.	10,500	281,461
Iida Group Holdings Co., Ltd.	10,800	165,042
Isuzu Motors, Ltd.	63,200	787,470
Komatsu, Ltd.	45,100	951,182
Komatsu, Ltd. – ADR (a)	4,000	83,240
Mitsui & Co., Ltd.	8,300	195,125
MS&AD Insurance
Group Holdings, Inc. (a)	6,100	182,704
Panasonic Holdings Corp.	57,500	468,940
Resona Holdings, Inc.	120,700	445,093
Subaru Corp.	30,000	547,526
Sumitomo Mitsui Financial Group, Inc.	5,700	172,077
T&D Holdings, Inc.	16,100	176,268
Takeda Pharmaceutical Co., Ltd.	19,200	532,086
Toray Industries, Inc.	85,000	488,800
		6,011,300

Luxembourg – 1.26%
ArcelorMittal S.A.	18,481	441,191

Netherlands – 4.89%
ING Groep N.V.	76,113	670,512
Koninklijke KPN N.V.	32,226	102,663
Randstad N.V.	20,101	939,125
		1,712,300

Republic of Korea – 1.38%
POSCO	539	102,759
POSCO – ADR (a)	2,292	107,770
Shinhan Financial
Group Co., Ltd. – ADR	10,210	272,709
		483,238

Singapore – 1.78%
DBS Group Holdings, Ltd.	15,200	354,589
Wilmar International, Ltd.	92,900	268,572
		623,161

Spain – 1.79%
CaixaBank S.A.	207,594	626,702

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Schedule of Investments (Continued)
August 31, 2022 (Unaudited)

	Shares	Fair Value
COMMON STOCKS – 94.15% (Continued)
Switzerland – 6.26%
Credit Suisse Group AG	49,712	$257,333
Julius Baer Group, Ltd.	3,492	169,509
Novartis AG	2,016	163,198
Roche Holding AG	2,765	892,155
UBS Group AG	44,821	712,092
		2,194,287

Taiwan – 2.55%
Hon Hai Precision
Industry Co., Ltd. – GDR	127,000	894,778

United Kingdom – 18.96%
Aviva PLC – B shares	73,335	356,702
Barclays PLC	192,236	367,361
HSBC Holdings PLC	112,586	691,622
J Sainsbury PLC	311,903	736,993
John Wood Group PLC (a)	164,119	246,614
NatWest Group PLC	116,681	334,057
Reckitt Benckiser Group PLC	4,454	343,980
Shell PLC – Class A	35,040	931,576
Standard Chartered PLC	63,737	442,926
TechnipFMC PLC (a)	74,446	608,968
Tesco PLC	230,705	666,539
Travis Perkins PLC	63,234	623,664
Vodafone Group PLC	217,082	291,726
		6,642,728
Total Common Stocks
(Cost $37,725,554)		32,993,327

PREFERRED STOCK – 2.08%
Germany – 2.08%
Volkswagen AG, 5.13%	5,091	727,220
Total Preferred Stock
(Cost $912,354)		727,220

SHORT-TERM INVESTMENT – 3.42%
Money Market Fund – 3.42%
Fidelity Institutional Government
Portfolio – Class I, 2.03% (b)	1,198,869	1,198,869
Total Short-Term Investment
(Cost $1,198,869)		1,198,869
Total Investments
(Cost $39,836,777) – 99.65%		34,919,416
Other Assets in Excess
of Liabilities – 0.35%		123,685
TOTAL NET ASSETS – 100.00%		$35,043,101

Percentages are stated as a percent of net assets.

A/S	Aktieselskab
ADR	American Depository Receipt
AG	Aktiengesellschaft
GDR	Global Depository Receipt
KGaA	Kommanditgesellschaft Auf Aktien
N.V.	Naamloze Vennootschap
Oyj	Julkinen osakeyhtiö
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
SCA	Société en Commandite par Actions
SE	Societas Europea
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Diversification
August 31, 2022 (Unaudited)

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$828,797	2.37%
Consumer Discretionary	5,787,159	16.51%
Consumer Staples	2,774,947	7.92%
Energy	1,787,158	5.10%
Financials	8,439,838	24.08%
Health Care	2,442,616	6.97%
Industrials	5,400,270	15.41%
Information Technology	1,922,816	5.49%
Materials	2,930,092	8.36%
Utilities	679,634	1.94%
Total Common Stocks	32,993,327	94.15%
PREFERRED STOCK
Consumer Discretionary	727,220	2.08%
Total Preferred Stock	727,220	2.08%
Short-Term Investment	1,198,869	3.42%
Total Investments	34,919,416	99.65%
Other Assets in
Excess of Liabilities	123,685	0.35%
Total Net Assets	$35,043,101	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Pzena Funds
Statements of Assets and Liabilities
August 31, 2022 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value
(cost $103,481,266, $628,223,786, and $108,719,059, respectively)	$121,940,846	$610,561,704	$106,562,477
Foreign currency, at value (cost $0, $915,847,and $0, respectively)	—	911,664	—
Receivables:
Fund shares sold	1,474	1,850,339	100,963
Securities sold	—	64,443	—
Dividends and interest	281,032	2,508,949	142,389
Dividend tax reclaim	15,542	113,636	—
Currency	—	45	—
Prepaid expenses	22,172	61,257	31,996
Total assets	122,261,066	616,072,037	106,837,825
LIABILITIES:
Payables:
Securities purchased	—	47,306	93,007
Fund shares redeemed	14,783	121,156	292,900
Due to Adviser (Note 4)	79,179	492,248	75,622
Audit fees	33,843	33,843	33,843
Administration fees	27,008	71,853	27,045
12b-1 distribution fees – Investor Class	11,035	27,989	5,148
Transfer agent fees and expenses	9,592	15,175	10,944
Shareholder reporting	3,161	11,041	2,765
Chief Compliance Officer fee	3,035	3,035	3,035
Custody fees	2,504	89,518	49
Miscellaneous	2,344	—	2,659
Shareholder servicing fees – Investor Class	1,031	2,486	220
Fund accounting fees	435	963	513
Trustee fees and expenses	369	356	—
Legal fees	220	225	18
Total liabilities	188,539	917,194	547,768
NET ASSETS	$122,072,527	$615,154,843	$106,290,057
NET ASSETS CONSIST OF:
Paid-in capital	$90,489,322	$633,924,092	$98,067,440
Total distributable earnings/(deficit)	31,583,205	(18,769,249)	8,222,617
Net assets	$122,072,527	$615,154,843	$106,290,057
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$8,730,653	$29,234,497	$3,516,301
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	603,262	2,746,032	271,171
Net asset value, offering and redemption price per share	$14.47	$10.65	$12.97
Institutional Class:
Net assets	$113,341,874	$585,920,346	$102,773,756
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	7,915,910	54,780,903	7,869,516
Net asset value, offering and redemption price per share	$14.32	$10.70	$13.06

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
August 31, 2022 (Unaudited)

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $16,485,753 and $39,836,777, respectively)	$13,563,089	$34,919,416
Foreign currency, at value (cost $4,279 and $0, respectively)	3,908	—
Deposits for Margin	—	51,825
Receivables:
Currency	—	27
Fund shares sold	1,562	199
Dividends and interest	21,139	96,727
Dividend tax reclaim	8,135	42,549
Due from Adviser (Note 4)	3,791	843
Prepaid expenses	22,436	16,469
Total assets	13,624,060	35,128,055
LIABILITIES:
Payables:
Securities purchased	—	10,124
Audit fees	33,843	27,946
Administration fees	27,755	27,691
12b-1 distribution fees – Investor Class	308	552
Transfer agent fees and expenses	7,974	7,782
Shareholder reporting	2,000	1,558
Chief Compliance Officer fee	3,036	3,035
Custody fees	7,580	2,490
Miscellaneous	169	2,431
Shareholder servicing fees – Investor Class	45	14
Fund accounting fees	1,535	967
Trustee fees and expenses	—	364
Legal fees	315	—
Currency	29	—
Total liabilities	84,589	84,954
NET ASSETS	$13,539,471	$35,043,101
NET ASSETS CONSIST OF:
Paid-in capital	$15,673,912	$39,811,768
Total distributable deficit	(2,134,441)	(4,768,667)
Net assets	$13,539,471	$35,043,101
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$1,285,945	$800,795
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	144,841	100,389
Net asset value, offering and redemption price per share	$8.88	$7.98
Institutional Class:
Net assets	$12,253,526	$34,242,306
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	1,376,508	4,286,713
Net asset value, offering and redemption price per share	$8.90	$7.99

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Six Months Ended August 31, 2022 (Unaudited)

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and
issuance fees of $25,503, $1,413,574, and $1,039, respectively)	$1,514,631	$17,308,975	$1,025,263
Interest income	12,889	120,102	8,243
Total investment income	1,527,520	17,429,077	1,033,506

EXPENSES:
Investment advisory fees (Note 4)	520,399	2,895,277	537,828
Administration fees (Note 4)	40,300	113,584	40,356
Federal and state registration fees	16,227	28,454	18,175
Transfer agent fees and expenses (Note 4)	14,957	25,444	17,825
12b-1 distribution fees – Investor Class (Note 5)	13,548	32,753	4,466
Audit fees	11,343	11,343	11,343
Trustee fees and expenses	6,445	6,432	5,946
Custody fees (Note 4)	5,750	213,447	3,492
Shareholder servicing fees – Investor Class (Note 6)	5,311	13,051	1,010
Chief Compliance Officer fees (Note 4)	4,535	4,535	4,535
Reports to shareholders	3,348	8,656	2,757
Legal fees	3,138	3,143	3,139
Insurance expense	1,826	4,037	1,616
Fund accounting fees (Note 4)	645	1,395	755
Interest expense (Note 9)	—	—	2,469
Other expenses	3,015	8,887	3,120
Total expenses before advisory fee waiver	650,787	3,370,438	658,832
Advisory fee waiver (Note 4)	(46,479)	(196,173)	(57,674)
Net expenses	604,308	3,174,265	601,158
NET INVESTMENT INCOME	923,212	14,254,812	432,348

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments and options	8,897,786	(14,580,909)	8,893,615
Foreign currency	(15)	(410,589)	—
Net change in unrealized appreciation/(depreciation) from:
Investments and options	(23,504,949)	(45,437,018)	(20,003,152)
Foreign currency	—	(85,349)	—
Net loss on investments and foreign currency	(14,607,178)	(60,513,865)	(11,109,537)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(13,683,966)	$(46,259,053)	$(10,677,189)

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Six Months Ended August 31, 2022 (Unaudited)

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $29,554 and $81,815, respectively)	$337,509	$654,795
Interest income	1,443	7,365
Total investment income	338,952	662,160

EXPENSES:
Investment advisory fees (Note 4)	72,344	84,092
Administration fees (Note 4)	41,274	41,359
Federal and state registration fees	15,927	26,479
Transfer agent fees and expenses (Note 4)	12,283	12,307
12b-1 distribution fees – Investor Class (Note 5)	1,713	1,103
Audit fees	11,343	11,346
Trustee fees and expenses	6,831	6,439
Custody fees (Note 4)	4,018	19,764
Shareholder servicing fees – Investor Class (Note 6)	248	55
Chief Compliance Officer fees (Note 4)	4,535	4,535
Reports to shareholders	1,839	2,238
Legal fees	3,043	2,554
Insurance expense	1,102	543
Fund accounting fees (Note 4)	1,185	1,551
Other expenses	2,654	3,052
Total expenses before advisory fee waiver and expense reimbursement	180,339	217,417
Advisory fee waiver and expense recoupment/(reimbursement) (Note 4)	(93,736)	(120,523)
Net expenses	86,603	96,894
NET INVESTMENT INCOME	252,349	565,266

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments and options	286,892	(371,714)
Foreign currency	(13,349)	(15,062)
Net change in unrealized appreciation/(depreciation) from:
Investments and options	(2,312,058)	(4,560,221)
Foreign currency	(1,195)	(6,532)
Net loss on investments and foreign currency	(2,039,710)	(4,953,529)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,787,361)	$(4,388,263)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2022	February 28,
	(Unaudited)	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$923,212	$1,328,926
Net realized gain/(loss) from:
Investments	8,897,786	15,857,002
Foreign currency	(15)	(14)
Change in unrealized appreciation/(depreciation) on investments	(23,504,949)	3,433,674
Net increase/(decrease) in net assets resulting from operations	(13,683,966)	20,619,588

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(1,186,537)
Net dividends and distributions to shareholders – Institutional Class	—	(11,162,005)
Net decrease in net assets resulting from distributions paid	—	(12,348,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	244,768	10,470,070
Proceeds from shares subscribed – Institutional Class	7,589,241	18,384,935
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	1,127,310
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	6,191,942
Payments for shares redeemed – Investor Class	(2,301,394)	(9,433,029)
Payments for shares redeemed – Institutional Class	(5,636,227)	(17,019,600)
Net increase/(decrease) in net assets derived from capital share transactions	(103,612)	9,721,628

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(13,787,578)	17,992,674

NET ASSETS:
Beginning of period	135,860,105	117,867,431
End of period	$122,072,527	$135,860,105

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	16,539	632,535
Shares sold – Institutional Class	504,345	1,122,503
Shares issued in reinvestments of dividends and distributions – Investor Class	—	73,681
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	410,063
Shares redeemed – Investor Class	(153,695)	(562,064)
Shares redeemed – Institutional Class	(373,313)	(1,068,684)
Net increase/(decrease) in shares outstanding	(6,124)	608,034

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2022	February 28,
	(Unaudited)	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$14,254,812	$9,821,670
Net realized gain/(loss) from:
Investments	(14,580,909)	8,803,139
Foreign currency	(410,589)	(351,380)
Change in unrealized appreciation/(depreciation) on:
Investments	(45,437,018)	(20,467,170)
Foreign currency	(85,349)	102,668
Net decrease in net assets resulting from operations	(46,259,053)	(2,091,073)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(510,167)
Net dividends and distributions to shareholders – Institutional Class	—	(13,454,757)
Net decrease in net assets resulting from distributions paid	—	(13,964,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	14,558,700	19,609,951
Proceeds from shares subscribed – Institutional Class	149,050,864	206,107,099
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	505,421
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	10,598,943
Payments for shares redeemed – Investor Class	(5,402,818)	(15,224,590)
Payments for shares redeemed – Institutional Class	(56,599,505)	(67,142,636)
Net increase in net assets derived from capital share transactions	101,607,241	154,454,188

TOTAL INCREASE IN NET ASSETS	55,348,188	138,398,191

NET ASSETS:
Beginning of period	559,806,655	421,408,464
End of period	$615,154,843	$559,806,655

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,313,073	1,583,391
Shares sold – Institutional Class	13,678,986	16,838,998
Shares issued in reinvestments of dividends and distributions – Investor Class	—	44,103
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	922,449
Shares redeemed – Investor Class	(493,273)	(1,221,679)
Shares redeemed – Institutional Class	(5,124,516)	(5,524,627)
Net increase in shares outstanding	9,374,270	12,642,635

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2022	February 28,
	(Unaudited)	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$432,348	$379,991
Net realized gain on investments	8,893,615	3,644,547
Net change in unrealized appreciation/(depreciation) on investments	(20,003,152)	3,883,847
Net increase/(decrease) in net assets resulting from operations	(10,677,189)	7,908,385

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(45,616)
Net dividends and distributions to shareholders – Institutional Class	—	(1,671,698)
Net decrease in net assets resulting from distributions paid	—	(1,717,314)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	172,614	1,171,661
Proceeds from shares subscribed – Institutional Class	28,616,906	49,844,868
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	45,616
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	1,417,975
Payments for shares redeemed – Investor Class	(7,031)	(167,175)
Payments for shares redeemed – Institutional Class	(34,476,397)	(8,263,722)
Net increase/(decrease) in net assets derived from capital share transactions	(5,693,908)	44,049,223

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(16,371,097)	50,240,294

NET ASSETS:
Beginning of period	122,661,154	72,420,860
End of period	$106,290,057	$122,661,154

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	13,760	82,264
Shares sold – Institutional Class	2,103,389	3,488,489
Shares issued in reinvestments of dividends and distributions – Investor Class	—	3,258
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	100,780
Shares redeemed – Investor Class	(511)	(11,897)
Shares redeemed – Institutional Class	(2,564,751)	(586,283)
Net increase/(decrease) in shares outstanding	(448,113)	3,076,611

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	August 31, 2022	February 28,
	(Unaudited)	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$252,349	$86,720
Net realized gain/(loss) from:
Investments	286,892	661,766
Foreign currency	(13,349)	(258)
Change in unrealized depreciation on:
Investments	(2,312,058)	(1,028,722)
Foreign currency	(1,195)	(678)
Net decrease in net assets resulting from operations	(1,787,361)	(281,172)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(12,526)
Net dividends and distributions to shareholders – Institutional Class	—	(150,874)
Net decrease in net assets resulting from distributions paid	—	(163,400)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	46,894	577,075
Proceeds from shares subscribed – Institutional Class	39,908	12,284,217
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	12,526
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	150,874
Payments for shares redeemed – Investor Class	(118,621)	(387,967)
Payments for shares redeemed – Institutional Class	(97,910)	(96,686)
Net increase/(decrease) in net assets derived from capital share transactions	(129,729)	12,540,039

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,917,090)	12,095,467

NET ASSETS:
Beginning of period	15,456,561	3,361,094
End of period	$13,539,471	$15,456,561

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	4,880	55,288
Shares sold – Institutional Class	4,339	1,154,366
Shares issued in reinvestments of dividends and distributions – Investor Class	—	1,289
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	15,522
Shares redeemed – Investor Class	(12,937)	(35,969)
Shares redeemed – Institutional Class	(10,589)	(9,059)
Net increase/(decrease) in shares outstanding	(14,307)	1,181,437

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Statements of Changes in Net Assets

		For the period
	Six Months Ended	June 28, 2021(1)
	August 31, 2022	through
	(Unaudited)	February 28, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$565,266	$59,973
Net realized gain/(loss) from: Investments	(371,714)	17,563
Foreign currency	(15,062)	(5,471)
Change in unrealized appreciation/(depreciation) on:
Investments	(4,560,221)	(357,140)
Foreign currency	(6,532)	332
Net decrease in net assets resulting from operations	(4,388,263)	(284,743)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—	(3,650)
Net dividends and distributions to shareholders – Institutional Class	—	(92,011)
Net decrease in net assets resulting from distributions paid	—	(95,661)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	—	1,000,000
Proceeds from shares subscribed – Institutional Class	14,906,191	23,913,072
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—	3,650
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	—	92,011
Payments for shares redeemed – Institutional Class	(52,760)	(50,396)
Net increase in net assets derived from capital share transactions	14,853,431	24,958,337

TOTAL INCREASE IN NET ASSETS	10,465,168	24,577,933

NET ASSETS:
Beginning of period	24,577,933	—
End of period	$35,043,101	$24,577,933

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	—	100,000
Shares sold – Institutional Class	1,838,736	2,450,103
Shares issued in reinvestments of dividends and distributions – Investor Class	—	389
Shares issued in reinvestments of dividends and distributions – Institutional Class	—	9,799
Shares redeemed – Institutional Class	(6,558)	(5,367)
Net increase in shares outstanding	1,832,178	2,554,924

(1)	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2022		February 28,	February 28,	February 29,		February 28,		February 28,
	(Unaudited)		2022	2021	2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of period	$16.12		$15.05	$10.86	$11.59		$12.92		$12.26

Income from investment operations:
Net investment income	0.08	(1)	0.12 (1)	0.16 (1)	0.12	(1)	0.11	(1)	0.05
Net realized and unrealized
gain/(loss) on investments	(1.73)		2.44	4.32	(0.74)		(1.18)		0.94
Total from investment operations	(1.65)		2.56	4.48	(0.62)		(1.07)		0.99

Less distributions:
Dividends from net investment income	—		(0.24)	(0.05)	(0.06)		—		(0.05)
Dividends from net realized
gain on investments	—		(1.25)	(0.24)	(0.05)		(0.26)		(0.28)
Total distributions	—		(1.49)	(0.29)	(0.11)		(0.26)		(0.33)

Redemption fees retained	—		—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$14.47		$16.12	$15.05	$10.86		$11.59		$12.92

TOTAL RETURN	-10.24	%(3)	17.52%	41.53%	-5.49%		-8.12%		8.09%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$8,731		$11,934	$8,972	$3,387		$8,920		$8,593
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.32	%(4)	1.31%	1.40%	1.56%		1.66%		3.63%
After fee waivers and
expense reimbursement	1.25	%(4)	1.24%	1.24%	1.23%		1.24%		1.22%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	1.03	%(4)	0.63%	1.33%	0.69%		0.48%		(2.09)%
After fee waivers and
expense reimbursement	1.10	%(4)	0.70%	1.49%	1.02%		0.90%		0.32%
Portfolio turnover rate(5)	14	%(3)	22%	45%	32%		34%		16%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2022		February 28,	February 28,	February 29,		February 28,		February 28,
	(Unaudited)		2022	2021	2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of period	$15.92		$14.87	$10.72	$11.44		$12.93		$12.27

Income from investment operations:
Net investment income	0.11	(1)	0.17 (1)	0.20 (1)	0.16	(1)	0.15	(1)	0.09
Net realized and unrealized
gain/(loss) on investments	(1.71)		2.42	4.27	(0.73)		(1.20)		0.94
Total from investment operations	(1.60)		2.59	4.47	(0.57)		(1.05)		1.03

Less distributions:
Dividends from net investment income	—		(0.29)	(0.08)	(0.10)		(0.18)		(0.09)
Dividends from net realized
gain on investments	—		(1.25)	(0.24)	(0.05)		(0.26)		(0.28)
Total distributions	—		(1.54)	(0.32)	(0.15)		(0.44)		(0.37)

Redemption fees retained	—		—	—	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of period	$14.32		$15.92	$14.87	$10.72		$11.44		$12.93

TOTAL RETURN	-10.05	%(3)	17.99%	42.06%	-5.17%		-7.82%		8.36%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$113,342		$123,926	$108,895	$51,867		$33,928		$33,137
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	0.97	%(4)	0.97%	1.06%	1.23%		1.32%		2.83%
After fee waivers and
expense reimbursement	0.90	%(4)	0.90%	0.90%	0.90%		0.90%		0.93%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	1.38	%(4)	0.97%	1.67%	1.02%		0.82%		(1.27)%
After fee waivers and
expense reimbursement	1.45	%(4)	1.04%	1.83%	1.35%		1.24%		0.63%
Portfolio turnover rate(5)	14	%(3)	22%	45%	32%		34%		16%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	2022		February 28,	February 28,		February 29,		February 28,		February 28,
	(Unaudited)		2022	2021		2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of period	$11.59		$11.84	$8.96		$10.56		$11.46		$9.47

Income from investment operations:
Net investment income	0.25	(1)	0.20 (1)	0.14	(1)	0.16	(1)	0.13	(1)	0.07
Net realized and unrealized
gain/(loss) on investments	(1.19)		(0.16)	2.86		(1.37)		(0.93)		2.06
Total from investment operations	(0.94)		0.04	3.00		(1.21)		(0.80)		2.13

Less distributions:
Dividends from net investment income	—		(0.21)	(0.09)		(0.14)		(0.10)		(0.14)
Dividends from net realized
gain on investments	—		(0.08)	(0.03)		(0.25)		—		—
Total distributions	—		(0.29)	(0.12)		(0.39)		(0.10)		(0.14)

Redemption fees retained	—		—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$10.65		$11.59	$11.84		$8.96		$10.56		$11.46

TOTAL RETURN	-8.11	%(3)	0.31%	33.63%		-11.85%		-6.95%		22.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$29,235		$22,332	$17,996		$10,563		$12,814		$11,023
Ratio of expenses to average net assets:
Before fee waivers	1.50	%(4)	1.50%	1.56%		1.58%		1.60%		2.03%
After fee waivers	1.43	%(4)	1.43%	1.43%		1.56%		1.59%		1.57%
Ratio of net investment income
to average net assets:
Before fee waivers	4.52	%(4)	1.57%	1.32%		1.55%		1.25%		0.42%
After fee waivers	4.59	%(4)	1.64%	1.45%		1.57%		1.26%		0.88%
Portfolio turnover rate(5)	3	%(3)	10%	43%		18%		21%		7%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	2022		February 28,	February 28,		February 29,		February 28,		February 28,
	(Unaudited)		2022	2021		2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of period	$11.63		$11.87	$8.98		$10.57		$11.46		$9.48

Income from investment operations:
Net investment income	0.27	(1)	0.24 (1)	0.17	(1)	0.20	(1)	0.17	(1)	0.17
Net realized and unrealized
gain/(loss) on investments	(1.20)		(0.15)	2.86		(1.37)		(0.93)		1.97
Total from investment operations	(0.93)		0.09	3.03		(1.17)		(0.76)		2.14

Less distributions:
Dividends from net investment income	—		(0.25)	(0.11)		(0.17)		(0.13)		(0.16)
Dividends from net realized
gain on investments	—		(0.08)	(0.03)		(0.25)		—		—
Total distributions	—		(0.33)	(0.14)		(0.42)		(0.13)		(0.16)

Redemption fees retained	—		—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of period	$10.70		$11.63	$11.87		$8.98		$10.57		$11.46

TOTAL RETURN	-8.00	%(3)	0.74%	33.96%		-11.51%		-6.57%		22.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$585,920		$537,475	$403,412		$299,920		$298,532		$41,223
Ratio of expenses to average net assets:
Before fee waivers	1.15	%(4)	1.15%	1.21%		1.23%		1.26%		1.75%
After fee waivers	1.08	%(4)	1.08%	1.08%		1.21%		1.25%		1.25%
Ratio of net investment income
to average net assets:
Before fee waivers	4.87	%(4)	1.92%	1.67%		1.90%		1.59%		1.10%
After fee waivers	4.94	%(4)	1.99%	1.80%		1.92%		1.60%		1.60%
Portfolio turnover rate(5)	3	%(3)	10%	43%		18%		21%		7%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	2022		February 28,	February 28,	February 29,		February 28,		February 28,
	(Unaudited)		2022	2021	2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of period	$14.20		$13.07	$9.57	$10.90		$11.10		$11.96

Income from investment operations:
Net investment income/(loss)	0.03	(1)	0.01 (1)	0.11 (1)	0.06	(1)	0.00	(1)(2)	(0.03)
Net realized and unrealized
gain/(loss) on investments	(1.26)		1.31	3.55	(1.39)		0.22		0.03
Total from investment operations	(1.23)		1.32	3.66	(1.33)		0.22		—

Less distributions:
Dividends from net investment income	—		(0.09)	—	—		—		—
Dividends from net realized
gain on investments	—		(0.10)	(0.16)	—		(0.42)		(0.86)
Total distributions	—		(0.19)	(0.16)	—		(0.42)		(0.86)

Redemption fees retained	—		—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$12.97		$14.20	$13.07	$9.57		$10.90		$11.10

TOTAL RETURN	-8.66	%(3)	10.04%	38.46%	-12.20%		2.40%		-0.11%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$3,516		$3,663	$2,409	$1,310		$6,139		$5,583
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.46	%(4)	1.48%	1.69%	2.09%		2.36%		2.91%
After fee waivers and
expense reimbursement	1.36	%(4)	1.41%	1.38%	1.42%		1.52%		1.51%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	0.36	%(4)	0.00%	0.90%	(0.13)%		(0.81)%		(1.65)%
After fee waivers and
expense reimbursement	0.46	%(4)	0.07%	1.21%	0.54%		0.03%		(0.25)%
Portfolio turnover rate(5)	20	%(3)	10%	26%	38%		52%		56%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended
	August 31,		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	2022		February 28,	February 28,		February 29,		February 28,		February 28,
	(Unaudited)		2022	2021		2020		2019		2018
PER SHARE DATA:
Net asset value, beginning of period	$14.28		$13.14	$9.60		$10.99		$11.17		$11.99

Income from investment operations:
Net investment income	0.05	(1)	0.05 (1)	0.14	(1)	0.09	(1)	0.04	(1)	0.01
Net realized and unrealized
gain/(loss) on investments	(1.27)		1.31	3.57		(1.40)		0.23		0.03
Total from investment operations	(1.22)		1.36	3.71		(1.31)		0.27		0.04

Less distributions:
Dividends from net investment income	—		(0.12)	(0.01)		(0.08)		(0.03)		—
Dividends from net realized
gain on investments	—		(0.10)	(0.16)		—		(0.42)		(0.86)
Total distributions	—		(0.22)	(0.17)		(0.08)		(0.45)		(0.86)

Redemption fees retained	—		—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of period	$13.06		$14.28	$13.14		$9.60		$10.99		$11.17

TOTAL RETURN	-8.54	%(3)	10.36%	38.87%		-12.07%		2.83%		0.22%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$102,774		$118,998	$70,012		$30,593		$20,083		$10,355
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	1.15	%(4)	1.17%	1.41%		1.77%		2.03%		2.56%
After fee waivers and
expense reimbursement	1.05	%(4)	1.10%	1.10%		1.10%		1.19%		1.20%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	0.67	%(4)	0.31%	1.18%		0.19%		(0.48)%		(1.27)%
After fee waivers and
expense reimbursement	0.77	%(4)	0.38%	1.49%		0.86%		0.36%		0.09%
Portfolio turnover rate(5)	20	%(3)	10%	26%		38%		52%		56%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended						For the Period
	August 31,		Year Ended	Year Ended	Year Ended		July 2, 2018(1)
	2022		February 28,	February 28,	February 29,		through
	(Unaudited)		2022	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$10.05		$9.48	$7.48	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.15		0.05	0.09	0.18		0.03
Net realized and unrealized gain/(loss) on investments	(1.32)		0.61	2.01	(1.59)		(0.79)
Total from investment operations	(1.17)		0.66	2.10	(1.41)		(0.76)

Less distributions:
Dividends from net investment income	—		(0.07)	(0.09)	(0.18)		(0.04)
Dividends from net realized gain on investments	—		(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	—		(0.09)	(0.10)	(0.18)		(0.17)

Net asset value, end of period	$8.88		$10.05	$9.48	$7.48		$9.07

TOTAL RETURN	-11.64	%(4)	6.93%	28.19%	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,286		$1,538	$1,254	$819		$925
Ratio of expenses to average net assets:
Before expense reimbursement	2.76	%(5)	3.16%	8.18%	13.43%		13.92	%(5)
After expense reimbursement	1.46	%(5)	1.45%	1.42%	1.42%		1.44	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.93	%(5)	(1.25)%	(5.56)%	(9.91)%		(12.05	)%(5)
After expense reimbursement	3.23	%(5)	0.46%	1.20%	2.10%		0.43	%(5)
Portfolio turnover rate(6)	16	%(4)	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

	Six Months
	Ended						For the Period
	August 31,		Year Ended	Year Ended	Year Ended		July 2, 2018(1)
	2022		February 28,	February 28,	February 29,		through
	(Unaudited)		2022	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$10.07		$9.49	$7.49	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.17		0.08	0.10	0.20		0.04
Net realized and unrealized gain/(loss) on investments	(1.34)		0.61	2.01	(1.59)		(0.78)
Total from investment operations	(1.17)		0.69	2.11	(1.39)		(0.74)

Less distributions:
Dividends from net investment income	—		(0.09)	(0.10)	(0.19)		(0.06)
Dividends from net realized gain on investments	—		(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	—		(0.11)	(0.11)	(0.19)		(0.19)

Net asset value, end of period	$8.90		$10.07	$9.49	$7.49		$9.07

TOTAL RETURN	-11.62	%(4)	7.32%	28.40%	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$12,253		$13,919	$2,107	$1,424		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	2.47	%(5)	2.88%	7.93%	13.18%		13.65	%(5)
After expense reimbursement	1.17	%(5)	1.17%	1.17%	1.17%		1.17	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	2.22	%(5)	(0.97)%	(5.31)%	(9.66)%		(11.78	)%(5)
After expense reimbursement	3.52	%(5)	0.74%	1.45%	2.35%		0.70	%(5)
Portfolio turnover rate(6)	16	%(4)	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
	Six Months Ended		June 28, 2021(1)
	August 31, 2022		through
	(Unaudited)		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.18		0.03
Net realized and unrealized loss on investments	(1.82)		(0.37)
Total from investment operations	(1.64)		(0.34)

Less distributions:
Dividends from net investment income	—		(0.04)
Total distributions	—		(0.04)

Net asset value, end of period	$7.98		$9.62

TOTAL RETURN	-17.05	%(3)	-3.43	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$801		$966
Ratio of expenses to average net assets:
Before expense reimbursement	1.93	%(4)	2.83	%(4)
After expense reimbursement	1.00	%(4)	0.99	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	3.19	%(4)	(1.34	)%(4)
After expense reimbursement	4.12	%(4)	0.50	%(4)
Portfolio turnover rate(5)	7	%(3)	4	%(3)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
	Six Months Ended		June 28, 2021(1)
	August 31, 2022		through
	(Unaudited)		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.19		0.05
Net realized and unrealized loss on investments	(1.82)		(0.38)
Total from investment operations	(1.63)		(0.33)

Less distributions:
Dividends from net investment income	—		(0.05)
Total distributions	—		(0.05)

Net asset value, end of period	$7.99		$9.62

TOTAL RETURN	-16.94	%(3)	-3.29	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$34,242		$23,612
Ratio of expenses to average net assets:
Before expense reimbursement	1.67	%(4)	2.58	%(4)
After expense reimbursement	0.74	%(4)	0.74	%(4)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	3.45	%(4)	(1.09	)%(4)
After expense reimbursement	4.38	%(4)	0.75	%(4)
Portfolio turnover rate(5)	7	%(3)	4	%(3)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), and Pzena International Value Fund (the “International Value Fund”) (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation. Currently, each Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, the International Small Cap Value Fund commenced operations on July 2, 2018, and the International Value Fund commenced operations on June 28, 2021.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of August 31, 2022, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service. These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

Prior to effectiveness of Rule 2a-5, the Board of Trustees (“Board”) had delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation served until September 7, 2022.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of August 31, 2022:

Mid Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$7,653,837	$—	$—	$7,653,837
Consumer Discretionary	20,133,609	—	—	20,133,609
Consumer Staples	3,647,613	—	—	3,647,613
Energy	7,190,965	—	—	7,190,965
Financials	35,897,535	—	—	35,897,535
Health Care	6,599,990	—	—	6,599,990
Industrials	19,115,018	—	—	19,115,018
Technology	11,350,095	—	—	11,350,095
Utilities	8,771,124	—	—	8,771,124
Total Common Stocks	120,359,786	—	—	120,359,786
Short-Term Investment	1,581,060	—	—	1,581,060
Total Investments	$121,940,846	$—	$—	$121,940,846

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

Emerging Markets Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$25,498,940	$—	$—	$25,498,940
China	99,615,814	—	5,354	99,621,168
Czech Republic	11,421,709	—	—	11,421,709
Hong Kong	49,583,647	—	—	49,583,647
Hungary	12,241,896	—	—	12,241,896
India	37,664,696	—	—	37,664,696
Indonesia	12,984,591	—	—	12,984,591
Republic of Korea	97,668,301	—	—	97,668,301
Romania	5,102,408	—	—	5,102,408
Russian Federation	—	—	4,085	4,085
Singapore	12,208,609	—	—	12,208,609
South Africa	15,704,852	—	—	15,704,852
Taiwan	85,618,109	—	—	85,618,109
Thailand	13,877,389	6,326,646	—	20,204,035
Turkey	13,712,407	—	—	13,712,407
United Arab Emirates	10,553,190	—	—	10,553,190
United Kingdom	15,013,886	—	—	15,013,886
United States	29,853,819	—	—	29,853,819
Total Common Stocks	548,324,263	6,326,646	9,439	554,660,348
Preferred Stocks
Brazil	29,762,515	—	—	29,762,515
Republic of Korea	3,167,641	—	—	3,167,641
Total Preferred Stocks	32,930,156	—	—	32,930,156
Short-Term Investment	22,971,200	—	—	22,971,200
Total Investments	$604,225,619	$6,326,646	$9,439	$610,561,704

Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$6,516,270	$—	$—	$6,516,270
Consumer Discretionary	15,414,650	—	—	15,414,650
Consumer Staples	4,960,327	—	—	4,960,327
Energy	7,914,681	—	—	7,914,681
Financials	29,003,656	—	—	29,003,656
Health Care	2,365,656	—	—	2,365,656
Industrials	26,684,066	—	—	26,684,066
Technology	8,835,293	—	—	8,835,293
Total Common Stocks	101,694,599	—	—	101,694,599
REIT	1,635,461	—	—	1,635,461
Short-Term Investment	3,232,417	—	—	3,232,417
Total Investments	$106,562,477	$—	$—	$106,562,477

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

International Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$310,285	$—	$—	$310,285
Canada	857,976	—	—	857,976
France	926,979	—	—	926,979
Germany	945,738	—	—	945,738
Hong Kong	732,537	—	—	732,537
Ireland	692,179	—	—	692,179
Israel	359,650	—	—	359,650
Italy	979,348	—	—	979,348
Japan	2,866,298	—	—	2,866,298
Netherlands	633,735	—	—	633,735
Norway	349,602	—	—	349,602
Republic of Korea	624,115	—	—	624,115
Spain	590,559	—	—	590,559
Taiwan	111,770	—	—	111,770
United Kingdom	1,981,410	—	—	1,981,410
Total Common Stocks	12,962,181	—	—	12,962,181
Short-Term Investment	600,908	—	—	600,908
Total Investments	$13,563,089	$—	$—	$13,563,089

International Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$758,863	$—	$—	$758,863
China	1,141,901	—	—	1,141,901
Denmark	659,137	—	—	659,137
Finland	1,028,038	—	—	1,028,038
France	4,913,272	—	—	4,913,272
Germany	3,085,744	—	—	3,085,744
Hong Kong	707,964	—	—	707,964
Ireland	389,089	—	—	389,089
Italy	679,634	—	—	679,634
Japan	6,011,300	—	—	6,011,300
Luxembourg	441,191	—	—	441,191
Netherlands	1,712,300	—	—	1,712,300
Republic of Korea	483,238	—	—	483,238
Singapore	623,161	—	—	623,161
Spain	626,702	—	—	626,702
Switzerland	2,194,287	—	—	2,194,287
Taiwan	894,778	—	—	894,778
United Kingdom	6,642,728	—	—	6,642,728
Total Common Stocks	32,993,327	—	—	32,993,327
Preferred Stock
Germany	727,220	—	—	727,220
Total Preferred Stock	727,220	—	—	727,220
Short-Term Investment	1,198,869	—	—	1,198,869
Total Investments	$34,919,416	$—	$—	$34,919,416

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

Pzena Emerging Markets Value Fund

Level 3 Reconciliation Disclosure (Unaudited)

Common Stock
Balance as of February 28, 2022	$5,377
Transfer into Level 3	4,085
Change in unrealized depreciation	(23)
Balance as of August 31, 2022	$9,439
Change in unrealized depreciation during the period for Level 3 investments held at August 31, 2022	$(23)

The Level 3 investments as of August 31, 2022 represented less than 0.01% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds were required to implement and comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds do not currently enter into derivative transactions.

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to each Fund. The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%
International Value Fund	0.65%

For the six months ended August 31, 2022, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$520,399
Emerging Markets Value Fund	2,895,277
Small Cap Value Fund	537,828
International Small Cap Value Fund	72,344
International Value Fund	84,092

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap	International
Value Fund	Value Fund	Value Fund(a)	Value Fund	Value Fund
0.90%	1.08%	1.00%	1.17%	0.74%

(a)
Effective June 1, 2022, the Board of Trustees of Advisors Series Trust approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Pzena Small Cap Value Fund (the “Fund”) and Pzena Investment Management, LLC (the “Adviser”), as investment adviser of the Fund, pursuant to which the Adviser has agreed to reduce the operating expense limit for the Fund from 1.10% to 1.00%.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the six months ended August 31, 2022, the Adviser reduced its fees and reduced other operating expenses in the amount of $46,479 for the Mid Cap Value Fund, $196,173 for the Emerging Markets Value Fund, $57,674 for the Small Cap Value Fund, $93,736 for the International Small Cap Value Fund, and $120,523 for the International Value Fund. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	2/28/2023	2/29/2024	2/28/2025	8/31/2025	Total
Mid Cap Value Fund	$86,844	$131,027	$86,609	$46,479	$350,959
Emerging Markets Value Fund	101,494	401,667	351,524	196,173	1,050,858
Small Cap Value Fund	99,719	121,914	68,655	57,674	347,962
International Small Cap Value Fund	113,213	158,624	209,293	93,736	574,866
International Value Fund	N/A	N/A	151,402	120,523	271,925

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the six months ended August 31, 2022 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the six months ended August 31, 2022, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the six months ended August 31, 2022, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$19,884,375	$17,804,674
Emerging Markets Value Fund	130,062,026	14,012,070
Small Cap Value Fund	22,387,739	26,124,639
International Small Cap Value Fund	2,363,580	2,239,101
International Value Fund	16,797,242	1,857,310

There were no purchases or sales of long-term U.S. Government securities.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2022:

Fund	Shareholder	Percent of Shares Held
Mid Cap Value Fund	Mac & Co.	45%

Emerging Markets Value Fund	National Financial Services, LLC	49%

Small Cap Value Fund	Pershing, LLC	33%
	Charles Schwab & Co.	32%

International Small Cap Value Fund	J.P. Morgan Securities, LLC	52%
	ValueQuest Partners, LLC	37%

International Value Fund	SEI Private Trust, Co.	41%
	J.P. Morgan Securities, LLC	34%

NOTE 9 – LINE OF CREDIT

The Funds have a secured line of credit in the amount of $50,000,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the six months ended August 31, 2022, the Emerging Markets Value Fund, the Mid Cap Value Fund, the International Small Cap Value Fund, and the International Value Fund did not draw upon the line of credit. During the six months ended August 31, 2022, the Small Cap Value Fund had an average daily outstanding balance of $113,424, a weighted average interest rate of 4.26%, incurred interest expense of $2,469 and had a maximum amount outstanding of $1,480,000. At August 31, 2022, the Funds had no outstanding loan amounts.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2022, the Funds’ most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap	International
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$94,860,535	$531,087,660	$106,048,942	$16,098,730	$25,544,915
Gross unrealized appreciation	45,206,949	92,812,528	23,149,076	1,271,012	964,674
Gross unrealized depreciation	(4,753,658)	(68,512,224)	(5,999,183)	(1,910,486)	(1,346,463)
Net unrealized appreciation/(depreciation)(a)	40,453,291	24,300,304	17,149,893	(639,474)	(381,789)
Net unrealized appreciation/(depreciation)
on foreign currency	—	48,544	—	(772)	332
Undistributed ordinary income	107,638	703,500	388,956	142,760	1,053
Undistributed long-term capital gains	4,706,242	2,437,456	1,360,957	150,406	—
Total distributable earnings	4,813,880	3,140,956	1,749,913	293,166	1,053
Total accumulated earnings/(losses)	$45,267,171	$27,489,804	$18,899,806	$(347,080)	$(380,404)

(a)
The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments and passive foreign investment companies.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

The tax character of distributions paid during the six months ended August 31, 2022 and the year ended February 28, 2022, was as follows:

	Six Months Ended	Year Ended
	August 31, 2022	February 28, 2022
Mid Cap Value Fund
Ordinary income	$—	$3,737,482
Long-term capital gains	—	8,611,060

Emerging Markets Value Fund
Ordinary income	$—	$11,333,096
Long-term capital gains	—	2,631,828

Small Cap Value Fund
Ordinary income	$—	$1,628,429
Long-term capital gains	—	88,885

International Small Cap Value Fund
Ordinary income	$—	$137,637
Long-term capital gains	—	25,763

International Value Fund
Ordinary income	$—	$95,661

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds’ share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets.

• Emerging Markets Risk. In addition to the risks of foreign securities in general, investments in emerging markets may be riskier than investments in or exposure to investments in the U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Funds’ portfolio or the securities market as a whole, such as changes in economic or political conditions.

• Foreign Securities Risk. Foreign securities are subject to special risks in addition to those of issuers located in the U.S. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Management Risk. Each Fund is an actively managed investment portfolio and each Fund relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2022 (Unaudited)

• Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Funds invest in unforeseen ways. Traditionally, liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies.

• Value Style Investing Risk. The Funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

NOTE 12 – OFFICERS

Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

Pzena Funds
Expense Example
August 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2022 (Unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(1)	During Period	Total Return
Investor Class	3/1/22	8/31/22	3/1/22 – 8/31/22	3/1/22 – 8/31/22	3/1/22 – 8/31/22
Actual
Mid Cap Value Fund	$1,000.00	$897.60	$5.98	1.25%	-10.24%
Emerging Markets Value Fund	1,000.00	918.90	6.92	1.43%	-8.11%
Small Cap Value Fund	1,000.00	913.40	6.56	1.36%	-8.66%
International Small Cap Value Fund	1,000.00	883.60	6.93	1.46%	-11.64%
International Value Fund	1,000.00	829.50	4.61	1.00%	-17.05%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.90	$6.36	1.25%	2.52%
Emerging Markets Value Fund	1,000.00	1,018.00	7.27	1.43%	2.52%
Small Cap Value Fund	1,000.00	1,018.35	6.92	1.36%	2.52%
International Small Cap Value Fund	1,000.00	1,017.85	7.43	1.46%	2.52%
International Value Fund	1,000.00	1,020.16	5.09	1.00%	2.52%

(1)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(2)	During Period	Total Return
Institutional Class	3/1/22	8/31/22	3/1/22 – 8/31/22	3/1/22 – 8/31/22	3/1/22 – 8/31/22
Actual
Mid Cap Value Fund	$1,000.00	$899.50	$4.31	0.90%	-10.05%
Emerging Markets Value Fund	1,000.00	920.00	5.23	1.08%	-8.00%
Small Cap Value Fund	1,000.00	914.60	5.07	1.05%	-8.54%
International Small Cap Value Fund	1,000.00	883.80	5.56	1.17%	-11.62%
International Value Fund	1,000.00	830.60	3.41	0.74%	-16.94%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.67	$4.58	0.90%	2.52%
Emerging Markets Value Fund	1,000.00	1,019.76	5.50	1.08%	2.52%
Small Cap Value Fund	1,000.00	1,019.91	5.35	1.05%	2.52%
International Small Cap Value Fund	1,000.00	1,019.31	5.96	1.17%	2.52%
International Value Fund	1,000.00	1,021.48	3.77	0.74%	2.52%

(2)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Institutional Class shares of each Fund.

Pzena Funds
Notice to Shareholders
August 31, 2022 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-SEMI

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Advisors Series Trust

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date     11/7/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date     11/7/22

By (Signature and Title)      /s/Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date     11/7/22